UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

Callisto Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-32325	13-3894575
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, New York   10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2008, Callisto Pharmaceuticals, Inc. (the “Company”) received notice from the staff of the American Stock Exchange (“AMEX”) indicating that it intends to strike the Company’s common stock from listing on AMEX by filing a delisting application with the Securities and Exchange Commission. In its letter, AMEX stated that it has determined that the Company has failed to comply with continued listing standards set forth in Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the AMEX Company Guide, respectively, which state, in relevant part, that AMEX will normally consider suspending dealings in, or removing from the list, securities of a company which (a) has stockholders’ equity of less than $2,000,000 if such company has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years; (b) has stockholders’ equity of less than $4,000,000 if such company has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years; or (c) has stockholders’ equity of less than $6,000,000 if such company has sustained losses from continuing operations and/or net losses in its five most recent fiscal years, respectively.

The AMEX rules provide for an appeal of the above decision which the Company has made by requesting a hearing in accordance with appropriate procedures as outlined by the Company Guide. The Company’s common stock will continue to trade on the AMEX during the appeal process. If unsuccessful on appeal, the Company intends to continue to trade on the Over-the-Counter Bulletin Board.

A copy of the press release announcing the receipt of the AMEX notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General  Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K,  including  Exhibit 99.1,  shall not be deemed to be “filed” for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  “Exchange  Act”),  or otherwise  subject to the  liability of that section,  and shall  not be  incorporated  by  reference  into any  registration statement or other  document filed under the Securities Act of 1933, as amended, or the  Exchange  Act,  except  as  shall be  expressly  set  forth by  specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits

(c)           Exhibits.

99.1                                                Press Release of Callisto Pharmaceuticals, Inc. dated April 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 11, 2008

CALLISTO PHARMACEUTICALS, INC.

		By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
Chief Executive Officer